                                                                     EXHIBIT 4.1


    CLASS A COMMON STOCK                                  CLASS A COMMON STOCK

          NUMBER                                                 SHARES

    -------------------                                    -------------------

     A

    -------------------                                    -------------------
INCORPORATED UNDER THE LAWS OF                               SEE REVERSE FOR
   THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

                                                            CUSIP 582266 10 2


                             [MCLEOD, INC. LOGO]

                  ------------------------------------------



                  ------------------------------------------
      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                              PAR VALUE OF $.01
                                 PER SHARE OF
- ---------------------------------MCLEOD, INC.-----------------------------------
(HEREINAFTER THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF
THIS CERTIFICATE PROPERTY ENDORSED.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL
BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE CORPORATION AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

  WITNESS THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE CORPORATION.

DATED:

   /s/ CASEY D. MAHON                       /s/ CLARK E. McLEOD
        SECRETARY                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER




Countersigned and Registered:
       NORWEST BANK OF MINNESOTA, N.A.
              (St. Paul, Minnesota)                  Transfer Agent
                                                      and Registrar
BY



                                                Authorized Signature

                                 MCLEOD, INC.


    THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO REDEMPTION BY THE CORPORATION IN CERTAIN LIMITED CIRCUMSTANCES. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE TERMS AND CONDITIONS OF SUCH REDEMPTION PROVISIONS AND THE POWER, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common       UNIF GIFT MIN ACT._________Custodian_______
TEN ENT- as tenants by the entireties                  (Cust)           (Minor)
 JT TEN- as joint tenants with
         right of survivorship and
         not as tenants in common                 under Uniform Gifts to Minors

                                                  Act__________________________
                                                              (State)


      Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- -------------------------------------------

- -------------------------------------------
- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------

                                                                         Shares
- -------------------------------------------------------------------------

of the capital stock represented by this Certificate, and does hereby irrevocably constitute and appoint

                                                                       Attorney
- -----------------------------------------------------------------------

to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated_________________________


                               X
                               ------------------------------------------------

                               X
                               ------------------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By

- -------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.